SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



Date of Report (Date of earliest event reported) September 26, 2000
                   BICO, INC.
   (Exact name of registrant as specified in its charter)


Pennsylvania                         0-10822                 25-1229323
  (State of other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (412) 429-0673




   ___________________________________________________________________
               (Former name or former address,
                if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          BICO, Inc. subsidiary Petrol Rem, Inc., announced today that Ms. Lottie H. Shackelford has joined its Board of Directors. Ms. Shackelford is currently Executive Vice President of Global USA,
          Inc., a full-service firm offering specialized expertise in solving political and governmental problems in Washington for both domestic and foreign clients. She is also the Vice Chair of the Democratic National Committee and was appointed by President Clinton to serve on the Board of Directors of the Overseas Private
          Investment Corporation (OPIC).

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto  duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO
DATED:  September 26, 2000



         LOTTIE SHACKELFORD JOINS BOARD OF DIRECTORS
             OF BICO SUBSIDIARY PETROL REM, INC.

     Pittsburgh, PA - September 26, 2000 - BICO, Inc. (OTCBB:BICO) subsidiary Petrol Rem, Inc., announced today that Ms. Lottie H. Shackelford has joined its Board of Directors.
     Ms.  Shackelford is currently Executive Vice  President
of   Global   USA,  Inc.,  a  full-service   firm   offering
specialized  expertise in solving political and governmental
problems  in  Washington  for  both  domestic  and   foreign
clients.   She  is  also the Vice Chair  of  the  Democratic
National Committee and was appointed by President Clinton to serve on the Board of Directors of the Overseas Private Investment Corporation (OPIC).
     Ms. Shackelford, has been involved in local, state, and national politics for over 20 years, having held positions as Mayor of Little Rock, Arkansas; Deputy Campaign Manager for the Clinton/Gore Presidential Campaign; and Secretary, Vice Chair, and Chair of the Arkansas Democratic State Committee as well as many other positions.
     Ms.   Shackelford  has  a  B.A.  degree   in   Business
Administration from Philander Smith College and was a Senior Fellow at the Arkansas Institute of Politics and the Kennedy School of Government at Harvard University.
     She  joins current Board members, which include Richard
L. White, Ph.D., Retired Executive Vice President Bayer Corp.; Ernest G. Green, Managing Director, Lehman Brothers, Inc.; Brooks Robinson, Baseball Hall of Famer and Vice
President,  Shapiro,  Robinson  &  Associates,  Inc.;   Ret.
Lieutenant General Teddy G. Allen, Chairman, Miltope Group, Inc.; Joseph M. Mihalic, Vice President, Atlas Services Corporation; Samuel J. Patti, President, LaPrima Espresso Co., Inc.; Fred E. Cooper, CEO, BICO; T. J. Feola, Executive Vice President, BICO; and Pascal Nardelli, CEO, Petrol Rem.
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of
biomedical  devices and environmental products.   Subsidiary
Petrol   Rem,   Inc.,   with  corporate   headquarters   and
manufacturing facilities also in Pittsburgh, manufactures and internationally markets unique products and support services designed to be easy, one-step methods for cleaning up oil spills.
FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204
WEBSITE:  www.bico.com